UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Trammell Crow Company
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On October 31, 2006, Trammell Crow Company (the “Company”) announced that it entered into an Agreement and Plan of Merger, dated as of October 30, 2006, with CB Richard Ellis Group, Inc. (“CBRE”) and A-2 Acquisition Corp., a wholly-owned subsidiary of CBRE.  Set forth below is (i) a letter to be distributed to the Company’s clients regarding the proposed merger, and (ii) slide show presentations given to the Company’s sales professionals.

######

November 2006

A Message about the TCC/CBRE Merger

On October 31, Trammell Crow Company announced our planned merger with CB Richard Ellis (CBRE). We are confident that our collective effort will provide clients with greater intelligence, better solutions, superior execution, and stronger results.

Trammell Crow Company values the partnership we have with CLIENT. Please be assured that we remain focused on providing you with excellent service throughout the transition process and beyond. Going forward, the combined entity of TCC and CBRE will be as fully committed to providing the highest quality of services to our clients as we are today.

If you have any questions or concerns, please do not hesitate to contact me. As always, I welcome your comments and suggestions.

Thank you for your continued support.

Best regards,

Alliance Director Name
Contact Information

SEC Legend

The Company filed with the SEC a definitive proxy statement to be used by the Company to solicit the approval of its stockholders for the proposed merger on November 15, 2006.  The Company may also file other documents concerning the proposed merger.  You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to the proxy statement, because they will contain important information.  You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, at the SEC’s Internet Site (http://www.sec.gov) or directly from the Company by contacting Investor Relations at ir@trammellcrow.com, or by mail at Investor Relations, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, or by telephone: (214) 863-3020.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading the Company’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2006, and the proxy statement regarding the proposed merger when it becomes available. Additional information regarding the interests of such potential participants is included in the definitive proxy statement, and other relevant documents filed with the SEC.

######

Retail Services - The Americas Presented by: Anthony Buono Executive Managing Director Retail Services

I. Retail Statistics II. Segments, Branding and Advertising III. Dedicated Leadership IV. Training, Technology and Tools V. Wealth Building VI. Culture Discussion Topics

Retail Statistics

In 2005, CB Richard Ellis Retail Services managed, leased, sold, valued, financed or advised clients on retail properties, with an aggregate transaction value of nearly $69 Billion.

Business Line / Category	Total Assignments	Aggregate Value
Brokerage / Retail	3,140	$2,800,000,000
Investment Properties / Retail Investment Sales	780	$6,100,000,000
Melody (Mortgage Banking) / Retail Financings	411	$3,700,000,000
Valuation & Advisory Services /Retail Appraisals	5,499	$56,000,000,000
Asset Services /Retail Properties Managed	438 Properties 45,000,000 sf	
Consulting	84	
Project Management	100	$87,000,000
	TOTAL	**$68,687,000,000**

The **PerfectFit**

CBRE CB RICHARD ELLIS

Retail Property Services Retail Development Group (RDG) Retailer Services Group (RSG) Urban Retail Group (URG) Segments

Brand

Brand

Advertising

Dedicated Leadership

Training Retail Advisory Council (RAC) Leadership Center Best Practices

Technology & Tools TRAC Tools, Resources, Advise, CollaborateNavigator Mapping Center CBRE Earth Consumer SegmentationRetail Site Selection Group (RSSG)

Wealth Building Revenue Growth Deferred Compensation Private Offerings Stock Grants

Two Great Cultures

SEC Legend The Company filed with the SEC a definitive proxy statement to be used by the Company to solicit the approval of its stockholders for the proposed merger on November 15, 2006.  The Company may also file other documents concerning the proposed merger.  You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to the proxy statement, because they will contain important information.  You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, at the SEC’s Internet Site (http://www.sec.gov) or directly from the Company by contacting Investor Relations at ir@trammellcrow.com, or by mail at Investor Relations, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, or by telephone: (214) 863-3020.   The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading the Company's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2006, and the proxy statement regarding the proposed merger when it becomes available. Additional information regarding the interests of such potential participants is included in the definitive proxy statement, and other relevant documents filed with the SEC. ######

CB Richard Ellis, Inc. and Trammell Crow Company Industrial Platform Presentation November 20, 2006 Jim Dieter Executive Managing Director Paul Waters Senior Managing Director

Discussion Topics I Industrial Statistics II Dedicated Leadership III Difference Makers IV Relationships V Integrated Industrial Platform VI Total Global Coverage VII Ground Breaking Occupier Representation Practice

Total Transaction Value (Leasing/Sales) $16.4 Billion Property Leasing (# Transactions) 4,530 Property Leasing (Transaction Value) $ 3.8 Billion Property Sales (# Transactions) 1,325 Property Sales (Transaction Value) $12.6 Billion CBRE Industrial Services is a Prominent Practice Inside the Company and Out

Leadership and Resources


Practice Leader
The Americas
Jim Dieter
Industrial Services
EMEA
Guy Frampton
Industrial Services
Asia
Andrew Hatherley
Occupier Services
National
Paul Waters
America's Industrial Specialists
Life Science Practice
Food Solutions Practice
Special Properties Practice
Supply Chain Solutions
Jr. Industrial Broker Group
Port Services
National Marketing
Steve Iaco
National Research
Torto Wheaton
Ray Torto
National Valuation
Douglas Haney

The PerfectFit

CBRE
CB RICHARD ELLIS
Spring 2006

CBRE-TCC Industrial Platform Presentation | 11/20/2006 | Page 4

Dedicated Leadership Jim Dieter Executive Managing Director Overall Practice Leader Recruiting Initiatives Business Development Relationship Ambassador Visible Promoter of Practice Leads Overall Vision and Strategy Assists in Developer/REITS Institution Pursuits Chicago Based Paul Waters Sr. Managing Director National Leader of Occupier Business Business Developer Pursuit Strategist Implements National Managed Brokerage Leads in Overall Vision & Strategy Assists in Occupier Pursuit Presentations Dallas Based

 Group Global Relationship Directory Industrial Regional Conferences Industrial Regional Business Development Calls Well-Defined Specialty Groups Supply Chain Solutions Life Sciences Special Properties Food Solutions Industrial Jr. Broker Difference Makers

The Certification Process “Belonging to a Specialty Group is a Privilege . . . Not a Right” Being a CBRE Certified Gains Internal Recognition CBRE University Sanctioned Curriculum Greatly Increases Revenue Potential Market Differentiator Difference Makers cont.

Supply Chain Management – Logistics Dedicated Alliance with Industrial Expert Supply Chain Management and Logistics Transportation and Distribution Modeling Material Handling and Process Flow Railroad-Trucking-Air Cargo- Sea Ports-Intermodals Advisory and Design Specialists

Leveraging Our Size By Who We KnowSample Relationships Ashley Capital Invesco RREEF Liberty Property Trust OPUS IDI USAA Duke Realty TIAA Dividend Capital CBRE Investors Panattoni Ohio State Teachers First Industrial LNR Properties CenterPoint Principal Financial Group AMB

Collaborative CultureOffice Tenant Rep. Group Industrial Appraisal CBRE | Melody Capital Markets Asset Services Retail Group Investment Properties Corporate Services Industrial Services

International Industrial Services Global Coverage/Connecting the Dots The Japan Desk Mexico Advisory Services Group The China Desk The Korean Desk Latin and South America Designated Leader New York based liaison . . . North America to the Balance of the World *PLANNED CHINA TRIP*

Why Tenant/Occupier Representation? Client demandwe are responding to the market Competitors emphasizing value Specialization/Practice Groups Industry runway remains stout for this segmentation Differentiation Ground Breaking Initiative

Industrial Services Difference Makers Global Relationship Directory National Practice Leader China/Japan Desks Asian and European Industrial Market Coverage Industrial TRAC Industrial Regional Meetings Industrial Regional Conference Calls Europe, Mexico, and Canadian Industrial Conferences Unparalleled Global Coverage Industrial Specialty Group * Supply Chain Solutions Group * Special Properties Group * Life Sciences Group * Food Solutions Group * Special Properties Group * Tenant Representation Group * Equipment & Asset Fin. Group * Mexico Advisory Services Group Global Coverage/Connecting the Dots

9 Alternative Strategies Top Tier “Partner Up” Geography and/or Product Successful Innovator Label Industry Practice Facility Niche Practice Process-based Practice Team with Strong Diverse Technical Skills Strategic and Advisory Ground Breaking Initiative

Tools & Supplies Cost Savings Time Savings Risk Mitigation EPS/Stock Price Landlord Arbitrage Ground Breaking Initiative

What this Means to US Tenant focused professionals Deeper, broader knowledge of User Improved understanding of landlord’s economic position/pro forma Appreciation of shareholder value/Wall St. Increased awareness of tenant’s growth potentialglobal, Asia, ports-centric Stewardship for tenant/landlord partnership Added valueGround Breaking Intiative

THE BEST FUTURE “This is OUR Time”

SEC Legend The Company will file with the SEC a definitive proxy statement to be used by the Company to solicit the approval of its stockholders for the proposed merger.  The Company may also file other documents concerning the proposed merger.  You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to the proxy statement, because they will contain important information.  You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, at the SEC’s Internet Site (http://www.sec.gov) or directly from the Company by contacting Investor Relations at ir@trammellcrow.com, or by mail at Investor Relations, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, or by telephone: (214) 863-3020.   The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading the Company's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2006, and the proxy statement regarding the proposed merger when it becomes available.

CB Richard Ellis, Inc. and Trammell Crow Company Office Platform Presentation November 20, 2006 Presented by: Christopher Ludeman President, US Brokerage

I. Office Statistics II. Owner & Occupier Service Models III. International Leadership IV. Niche & Vertical Practices V. Branding and Advertising VI. Training, Technology and Tools VII. Collaboration VIII. Wealth Building Discussion Topics

Office Statistics 193,000,000 SF 14,000 Asset Services / Office Properties Managed $75,000,000,000 3,356 Valuation & Advisory / Office Appraisals $5,400,000,000 289 Melody (Mortgage Banking) / Office Financings $16,300,000,000 522 Investment Properties / Office Investment Sales $23,000,000,000 16,997 Brokerage / Office Aggregate Value Total Assignments Business Line / Category

Owner Service Model



Brokerage
Global Corporate Services
Capital Markets
Valuation Group
CBRE Consulting
Global Corporate Services
CBRE Consulting
Brokerage
Torto Wheaton Research
Space Disposition (Sale or Sublease)
Portfolio Management/ Strategic Planning
Facilities Management
Asset Services
Facilities Management
Occupier
Space Acquisition
Brokerage
Capital Markets
Global Corporate Services
CBRE Consulting
Construction and Move Management
Financing
Project Management
Capital Markets

The PerfectFit

CBRE
CB RICHARD ELLIS

Occupier Service Model



Property Owner
Asset Sale
Investment Strategy
Valuation
Acquisition
Financing
Development
Management
Leasing
Hold/Sell Strategy
- Capital Markets
- Brokerage
- Asset Services
- CBRE Investors
- Brokerage
- Torto Wheaton Research
- Valuation Group
- Capital Markets
- Brokerage
- Capital Markets
- Project Management
- Torto Wheaton Research
- Brokerage
- Capital Markets
- CBRE Consulting
- Asset Services
- Facilities Management
- Brokerage
- Asset Services
- Capital Markets
- CBRE Consulting
- Torto Wheaton Research

The PerfectFit

CBRE CB RICHARD ELLIS

John Falkiner Managing Director Global Corporate Services – Asia Pacific Cris Tollast Managing Director Tenant Representation - EMEA David Gialanella Executive Vice President Global Business Development International Leadership

Call Center Solutions Equipment & Asset Finance Group Health Care International Desks (China, Japan, Korea) Law Firm Practice Group Portfolio Services Public Sector Practice Group Technology Practice Group Niche & Vertical Practices

Branding & Advertising

Branding & Advertising

Training Leadership Center World Conference Best Practices

Training

Training

Technology and Tools TRAC TCC Demo – November 21st, 11:00am pacificNavigator Torto Wheaton Research LexisNexis Economy.com CBRE Earth (Google)

Collaboration Global & Regional Occupier Communities (monthly) Green-lighting Calls (weekly) Global & Domestic Fee SharingRelationship Directory Pursuits / SPOC

Collaboration Global & Regional Occupier Communities

Wealth Building Revenue Growth Deferred Compensation Private Offerings Stock Grants

CB Richard Ellis, Inc. and Trammell Crow Company

SEC Legend The Company filed with the SEC a definitive proxy statement to be used by the Company to solicit the approval of its stockholders for the proposed merger on November 15, 2006.  The Company may also file other documents concerning the proposed merger.  You are urged to read the proxy statement regarding the proposed merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to the proxy statement, because they will contain important information.  You will be able to obtain a free copy of the proxy statement, as well as other filings containing information about the Company, at the SEC’s Internet Site (http://www.sec.gov) or directly from the Company by contacting Investor Relations at ir@trammellcrow.com, or by mail at Investor Relations, 2001 Ross Avenue, Suite 3400, Dallas, Texas 75201, or by telephone: (214) 863-3020.   The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Additional information regarding the interests of those participants may be obtained by reading the Company's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2006, and the proxy statement regarding the proposed merger when it becomes available. Additional information regarding the interests of such potential participants is included in the definitive proxy statement, and other relevant documents filed with the SEC.

Cautionary Language Regarding Forward-Looking Statements

This filing contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward looking statements relating to expectations about future results or events are based upon information available to the Company and CBRE as of today’s date, and the Company and CBRE assume no obligation to update any of these statements.  The forward looking statements are not guarantees of the future performance of the Company, CBRE or the combined company, and actual results may vary materially from the results and expectations discussed.  For instance, although the Company and CBRE have signed an agreement for a subsidiary of CBRE to merge with and into the Company, there is no assurance that they will complete the proposed merger. The merger agreement will terminate if the companies do not receive necessary approval of the Company’s stockholders or government approvals or if either the Company or CBRE fail to satisfy conditions to closing.  Additional risks and uncertainties related to the proposed merger include, but are not limited to, the successful integration of the Company into CBRE’s business and the combined company’s ability to compete in the highly competitive real estate services industry.  The revenues, earnings and business prospects of the Company and the combined company and their ability to achieve planned business objectives will be subject to a number of risks and uncertainties. These risks and uncertainties include, among other things, (i) the ability of the Company to complete the proposed transaction with CBRE due to a number of factors, including but not limited to, the ability of the Company and CBRE to satisfy the various conditions contained in the merger agreement between the parties, including Trammell Crow stockholder approval, regulatory approvals and other customary conditions, (ii) the ability of the Company to retain its major customers and renew its contracts, (iii) the ability of the Company to attract new user and investor customers, (iv) the ability of the Company to manage fluctuations in net earnings and cash flow which could result from the Company’s participation as a principal in real estate investments, (v) the Company’s ability to continue to pursue its growth strategy, (vi) the Company’s ability to pursue strategic acquisitions on favorable terms and manage challenges and issues commonly encountered as a result of those acquisitions, (vii) the Company’s ability to compete in highly competitive national and local business lines, (viii) the Company’s ability to attract and retain qualified personnel in all areas of its business (particularly senior management), (ix) the timing of individual transactions, (x) the ability of the Company to identify, implement and maintain the benefit of cost reduction measures and achieve economies of scale and (xi) the ability of the Company to compete effectively in the international arena and manage the risks of operating in the international arena (including foreign currency exchange risk). In addition, the Company’s ability to achieve certain anticipated results will be subject to other factors affecting the Company’s business that are beyond the Company’s control, including but not limited to general economic conditions (including interest rates, the cost and availability of capital for investment in real estate, clients’ willingness to make real estate commitments and other factors impacting the value of real estate assets), the effect of government regulation on the conduct of the Company’s business and the threat of terrorism and acts of war. These and other risks have been identified from time to time in the Company’s and CBRE’s SEC reports and public announcements.